UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. ____)

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            ☐        Definitive Proxy Statement

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            ☐        Soliciting Material Pursuant to §240.14a-12

BMO FUNDS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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115 S LaSalle St.

11th Floor

Chicago, IL 60603

PRODUCT ALERT
BMO Funds - Reorganizations 24, 2021	November

In prior communications, we shared that the BMO Funds Board of Directors approved the planned reorganizations of several BMO Funds and that shareholder proxy statements for each reorganization were filed and mailed in October. Shareholders of each Merging Fund received a combined proxy statement and ballot that included additional information about the shareholder meeting, the plan of reorganization and the new investment advisory or subadvisory agreements.

A joint meeting of shareholders of the Merging Funds was held on November 23, 2021 at which they were asked to consider and vote on a plan with respect to their Merging Fund. Shareholders of the Pyrford Fund and LGM Fund were also asked to consider and vote on new subadvisory agreements.

Shareholders of the BMO Pyrford International Stock Fund approved a new investment subadvisory agreement between BMO Asset Management Corp. and Pyrford International Ltd. which took effect on or about November 24, 2021. Shareholders of the BMO LGM Emerging Markets Fund approved a new investment subadvisory agreement between BMO Asset Management Corp. and LGM Investments Ltd. which took effect on or about November 24, 2021.

The following mergers were approved by shareholders of each Merging Fund, and Merging Fund shareholders for each share class will receive shares of the corresponding share class of the Acquiring Fund as set forth in the table below. These reorganizations are expected to close on or about December 10, 2021 and in anticipation of these reorganizations, the last day for purchases, exchanges and redemptions will be December 9, 2021.

Merging Fund	Share Class	Ticker	CUSIP	Acquiring Fund	Share Class	Ticker	CUSIP
BMO Pyrford International Stock	A I R6	BPIAX MISNX BISGX	09658W840 09658L513 09658V362	Columbia Pyrford International Stock*	A Advisor Institutional 3	PISDX PISKX PISQX	19766Q825 19766Q783 19766Q759
BMO LGM Emerging Markets Equity	A I	BAEMX MIEMX	09658W824 09658L489	Columbia Emerging Markets	A Advisor	EEMAX CEMHX	19765Y878 19766M469
BMO Core Plus Bond	A Y I	BATCX MCYBX MCBIX	09658W725 09658L877 09658L885	Columbia Total Return Bond	A A Advisor	LIBAX LIBAX CBNRX	19765N492 19765N492 19766M774
BMO Short-Term Income	A I	BTMAX MSIFX	09658W774 09658L570	Columbia Short Term Bond	A Advisor	NSTRX CMDRX	19765H396 19766B315
BMO Strategic Income	A Y I	BMTAX MRGIX MGIIX	09658W758 09658L810 09658L828	Columbia Strategic Income	A A Advisor	COSIX COSIX CMNRX	19765L801 19765L801 19766M576
BMO Intermediate Tax-Free	A Y I	BITAX MITFX MIITX	09658W766 09658L760 09658L778	Columbia Intermediate Municipal Bond	A A Advisor	LITAX LITAX CIMRX	19765L686 19765L686 19766M428
BMO Short Tax-Free	A I	BASFX MTFIX	09658W782 09658L646	Columbia Short Term Municipal Bond	A Advisor	NSMMX CSMTX	19765J350 19766B182

* Denotes newly-registered funds created to retain the corresponding BMO Fund; all other Columbia Funds are currently in operation.

FOR FINANCIAL PROFESSIONAL USE ONLY

115 S LaSalle St.

11th Floor

Chicago, IL 60603

PRODUCT ALERT
BMO Funds - Reorganizations 24, 2021	November

Shareholders of each Merging Fund will become shareholders of the corresponding Acquiring Fund, receiving shares of the Acquiring Fund equal in value to the shares of the Merging Fund held by the shareholders prior to the applicable reorganization. The reorganizations themselves are not expected to result in the recognition of gain or loss by the Merging Fund or its shareholders for federal tax purposes. Shareholders of the Merging Funds and the Acquiring Funds will not bear the costs of the reorganizations. Certain Merging Funds will reposition their portfolios prior to the reorganizations. Any resulting net capital gains will be distributed to shareholders in early December.

Both capital gains as well as ordinary income distributions will be paid in accordance with the applicable dates below.

•	Record Date: 12/6/2021

•	Ex-Date and Reinvestment Date: 12/7/2021

•	Payment Date: 12/8/2021

The table below shows the additional reorganizations that were approved by the BMO Funds Board of Directors. At the joint meeting of shareholders held on November 23, 2021, shareholders of each of the BMO Dividend Income Fund, BMO Large-Cap Value Fund, BMO Mid-Cap Growth Fund, BMO Small-Cap Growth Fund, BMO Disciplined International Equity Fund, BMO Ultra Short Tax-Free Fund, and BMO Growth Allocation Fund approved the applicable reorganization. The joint meeting of shareholders was adjourned for the other Merging Funds in the table and will reconvene on January 7, 2022 for the consideration of the remaining proposed reorganizations. Pending shareholder approval, the anticipated merger date for the Merging Funds in the table below will be January 21, 2022.

Merging Fund	Acquiring Fund

BMO Corporate Income Fund	Columbia Corporate Income Fund

BMO Ultra Short Tax-Free Fund	Columbia Ultra Short Term Municipal Bond Fund*

BMO Large-Cap Growth Fund	Columbia Integrated Large Cap Growth Fund*

BMO Large Cap Value Fund	Columbia Integrated Large Cap Value Fund*

BMO Mid-Cap Growth Fund	Columbia Mid Cap Growth Fund

BMO Mid-Cap Value Fund	Columbia Select Mid Cap Value Fund

BMO Small-Cap Growth Fund	Columbia Integrated Small Cap Growth Fund*

BMO Small-Cap Value Fund	Columbia Small Cap Value Fund II

BMO Dividend Income Fund	Columbia Integrated Large Cap Value Fund*

BMO Low Volatility Equity Fund	Columbia Integrated Large Cap Value Fund*

BMO Disciplined International Equity Fund	Columbia Overseas Value Fund

BMO Conservative Allocation Fund	Columbia Capital Allocation Conservative Portfolio

BMO Moderate Allocation Fund	Columbia Capital Allocation Moderate Portfolio

BMO Balanced Allocation Fund	Columbia Capital Allocation Moderate Aggressive Portfolio

BMO Growth Allocation Fund	Columbia Capital Allocation Aggressive Portfolio

BMO Aggressive Allocation Fund	Columbia Capital Allocation Aggressive Portfolio

* Denotes newly-registered funds created to retain the corresponding BMO Fund; all other Columbia Funds are currently in operation.

FOR FINANCIAL PROFESSIONAL USE ONLY

115 S LaSalle St.

11th Floor

Chicago, IL 60603

PRODUCT ALERT
BMO Funds - Reorganizations 24, 2021	November

If you have any questions about this information, please call 1-844-BMO-FUND (266-3863).

All investments involve risk, including the possible loss of principal.

BMO Global Asset Management is the brand name for various affiliated entities of BMO Financial Group that provide investment management, retirement, and trust and custody services. Certain of the products and services offered under the brand name BMO Global Asset Management are designed specifically for various categories of investors in a number of different countries and regions and may not be available to all investors. Products and services are only offered to such investors in those countries and regions in accordance with applicable laws and regulations. BMO Financial Group is a service mark of Bank of Montreal (BMO).

Investment products are: NOT A DEPOSIT – NOT FDIC INSURED - NO BANK GUARANTEE – MAY LOSE VALUE

Investors should carefully consider the investment objectives, risks, charges and expenses of the BMO Funds. This and other important information is contained in the prospectuses and/or summary prospectuses, which can be obtained by calling 1-800-236-3863. Please read carefully before investing.

BMO Asset Management Corp. is the investment adviser to the BMO Funds. BMO Funds are distributed by Foreside Financial Services, LLC.

Important Additional Information and Where to Find It

BMO Funds, its directors and officers are deemed to be participants in the solicitation of proxies from BMO Funds’ shareholders in connection with the matters to be considered at the joint meeting of shareholders described herein. Information regarding the names of the directors and officers of BMO Funds, and their interests in BMO Funds by security holdings or otherwise, can be found in the most recent statement of additional information of BMO Funds, filed with the Securities and Exchange Commission (“SEC”) on July 6, 2021. A combined prospectus/proxy statement will be filed with the SEC in connection with the solicitation of proxies from BMO Funds’ shareholders in connection with each Plan of Reorganization and, as applicable, the new investment advisory and subadvisory agreements. SHAREHOLDERS ARE STRONGLY ENCOURAGED TO READ ANY SUCH PROSPECTUS/PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY WHEN IT BECOMES AVAILABLE, AS IT WILL CONTAIN IMPORTANT INFORMATION. Shareholders will be able to obtain copies of the combined prospectus/proxy statement and other documents filed by BMO Funds with the SEC for no charge at the SEC’s website at www.sec.gov. Copies will also be available at no charge by contacting BMO Funds’ proxy solicitor toll free at 888-991-1289.

FOR FINANCIAL PROFESSIONAL USE ONLY